UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.      )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

PIONEER BANKSHARES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PIONEER BANKSHARES, INC.

(Parent Company of Pioneer Bank)

“Taking you into the 21st Century”

April 12, 2004

Dear Shareholder:

We would like to invite you to attend the Annual Meeting of the Shareholders of Pioneer Bankshares, Inc. to be held in the Meeting Room of Pioneer Bank, Stanley, Virginia, at 10:00 a.m. on Thursday, May 13, 2004. A formal Notice of Meeting is enclosed. Please sign, date and promptly return your Proxy in the enclosed postage-paid envelope. PROMPT RETURN OF YOUR PROXY IS IMPORTANT.

We also cordially invite you to attend the Annual Social Gathering of the Shareholders, Directors and Officers of Pioneer Bankshares, Inc. to be held at the Stanley Fire Hall, Stanley, Virginia, at 6:30 p.m. on Thursday, May 13, 2004, for an evening of fine food and good friendship.

I am looking forward to seeing you on the 13th of May.

/s/ THOMAS R. ROSAZZA

Thomas R. Rosazza President

PIONEER BANKSHARES, INC.

(Parent Company of Pioneer Bank)

263 East Main Street

Stanley, Virginia 22851

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

(To be held May 13, 2004)

To the Stockholders of

Pioneer Bankshares, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Pioneer Bankshares, Inc. (the “Company”) will be held at the main office of Pioneer Bank, 252 East Main Street, Stanley, Virginia, at 10:00 a.m. on Thursday, May 13, 2004, for the following purposes:

1.	To elect three (3) individuals to serve as directors, each to serve a three-year term.

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The close of business on April 1, 2004 has been fixed by the Board of Directors as the record date for determination of stockholders entitled to notice of, and to vote at the Annual Meeting and any adjournment thereof.

By Order of the Board of Directors

/s/ Thomas R. Rosazza

Thomas R. Rosazza President and Chief Executive Officer

April 12, 2004

PLEASE SIGN AND RETURN YOUR PROXY AS SOON AS POSSIBLE REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS BEING EXERCISED.

PIONEER BANKSHARES, INC.

263 East Main Street

Stanley, Virginia 22851

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

May 13, 2004

GENERAL

The Board of Directors and management of Pioneer Bankshares, Inc. (the “Company”) solicit your proxy for the Annual Meeting of Stockholders of Pioneer Bankshares, Inc., the parent of Pioneer Bank, Stanley, Virginia (the “Bank”), to be held at the main office of Pioneer Bank, 252 East Main Street, Stanley, Virginia, at 10:00 a.m. on Thursday, May 13, 2004. The approximate mailing date of this Proxy Statement and accompanying proxy form is April 12, 2004.

Revocation and Voting of Proxies

Execution of a proxy will not affect a stockholder’s right to attend the Annual Meeting and to vote in person. Any stockholder who has executed and returned a proxy may revoke it by attending the Annual Meeting and requesting to vote in person. A stockholder may also revoke his proxy at any time before it is exercised by filing a written notice with the Company or by submitting a proxy bearing a later date. Proxies will extend to, and will be voted at, any adjourned session of the Annual Meeting.

Voting Rights and Solicitation

Only stockholders of record at the close of business on April 1, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. The number of shares of common stock of the Company outstanding and entitled to vote on April 1, 2004 was 1,073,650, at $0.50 par value, each of which is entitled to one vote at the Annual Meeting. The Company has no other class of stock outstanding. A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business.

Each share of common stock entitles the record holder thereof to one vote upon each matter to be voted upon at the Annual Meeting. Shares for which the holder has elected to abstain or to withhold the proxies’ authority to vote (including broker non-votes) on a matter will count toward a quorum, but will not be included in determining the number of votes cast with respect to such matter.

The cost of solicitation of proxies will be borne by the Company. Solicitation is being made by mail, and if necessary, may be made in person, by telephone, or special letter by officers and regular employees of the Company, acting without compensation other than regular compensation.

Your Board of Directors and management urge you to sign, date, and mail your proxy to make certain that your shares will be voted at the meeting.

PROPOSAL ONE—ELECTION OF DIRECTORS

The Board of Directors currently consists of nine members, eight of which are independent directors and one is a member of management. In accordance with the Company’s Articles of Incorporation, directors are divided into three classes, each of which is composed of approximately one-third of the directors. At the Annual Meeting, three directors will be elected for terms of three years expiring on the date of the Annual Meeting of Shareholders in 2007. Each director elected will continue in office until a successor has been elected or until his resignation or removal in the manner prescribed by the Articles of Incorporation of the Company.

With regard to the election of directors, votes may be cast in favor of or withheld. If a quorum is present, the nominees receiving a plurality of the votes cast at the Annual Meeting will be elected directors; therefore, votes withheld will have no effect. Although abstentions and broker non-votes (shares held by customers which may not be voted on certain matters because the broker has not received specific instructions from the customer) are counted for purposes of determining the presence or absence of a quorum for the transaction of business, they are generally not counted for purposes of determining whether a proposal has been approved and, therefore, have no effect.

The Board of Directors has recommended three nominees, each of which is currently serving as a director. Any nominations other than those made by the Board of Directors shall be in accordance with the Bylaws of the Company.

The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling for good cause to serve if elected. However, if any nominee should become unable or unwilling for good cause to serve for any reason, proxies may be voted for another person nominated as a substitute by the Board of Directors, or the Board of Directors may reduce the number of directors.

The Board of Directors recommends the nominees, as set forth below, for election. The Board recommends that stockholders vote FOR the nominees.

Nominees (For a term expiring in 2007):

Name (Age)	Director Since (1)	Principal Occupation During Past Five Years

Harry F. Louderback (63)	1998	Farmer/Retired from FBI.

Thomas R. Rosazza (62)	1973	President/CEO of Pioneer Bankshares, Inc. and Pioneer Bank.

David N. Slye (51)	1996	Insurance Agent/Owner, The Syle Agency.

Name (Age)	Director Since (1)	Principal Occupation During Past Five Years

Other Directors Not Standing for Election At This Time:

Term expiring in 2005:

Louis L. Bosley (72)	1976	Chairman of the Board of Pioneer Bankshares, Inc.; Business Owner/Stanley Auto Service.

E. Powell Markowitz (52)	1999	Secretary and Treasurer, F.T. Reuter Enterprises, Inc.

Mark N. Reed (46)	1994	Attorney-at-Law, Reed & Reed, P.C.

Term expiring in 2006:

Patricia G. Baker (61)	1989	Retired Bank Officer.

Robert E. Long (73)	1989	Real Estate Agent, Coldwell Banker.

Kyle L. Miller (69)	1986	Retired Virginia State Police Investigator.

(1)	Includes service as a director of the Bank.

Board of Directors and Committees

Each director is expected to devote sufficient time, energy and attention to ensure diligent performance of the director’s duties, including the attendance at Board and committee meetings. During 2003, the Board of Directors of the Company held eight meetings and the Board of Directors of the Bank held 12 meetings. The directors attended 100% of the board meetings held in 2003 and at least 75% of committee meetings held in 2003. Directors are encouraged to attend stockholders meetings, and all directors attended the 2003 Annual Meeting of Stockholders.

There are no immediate family relationships among any of the directors or among any directors and any officer. None of the directors serve as directors of other publicly-held companies.

The Board of Directors has, among others, a standing Personnel/Compensation Committee and Audit Committee.

Personnel/Compensation Committee. The Compensation Committee consists of Kyle. L. Miller, Robert E. Long and David N. Slye. The primary function of this committee is to recommend the compensation of the chief executive officer and to periodically review the compensation of other employees of the Company. The Personnel/Compensation Committee met four times during 2003.

Audit/Compliance Committee. The Audit/Compliance Committee consists of E. Powell Markowitz, Patricia G. Baker and Harry F. Louderback. The members of the Audit/Compliance Committee meet the requirements for independence as set forth in Nasdaq’s definition of “independent director,” and meet the definition of “independent” as set forth in Rule 10A-3 of the Securities Exchange Act of 1934. In addition, no member of the committee has participated in the preparation of the financial statements of the Company or any subsidiary of the Company at any time during the past three years.

Mr. Markowitz chairs the Audit/Compliance committee. For the past 25 years, Mr. Markowitz has been the Secretary and Treasurer of F. T. Reuter Enterprises, Inc., which operates a hotel and restaurant in Middleburg, Virginia, and trades worldwide in antique fine art. Prior to becoming affiliated with F. T. Reuter Enterprises, Inc., Mr. Markowitz was a staff accountant for five years with Yount, Hyde & Barbour, P.C., certified public accountants. Mr. Markowitz earned a Bachelor of Business Administration from Madison College, Harrisonburg, Virginia in 1974 and brings a diversity of financial knowledge and expertise to the Audit/Compliance Committee. Mr. Markowitz was duly appointed as chairman of the Audit/Compliance committee in 2003, and serves as the “financial expert” for the Audit/Compliance Committee of Pioneer Bankshares, Inc.

The Audit/Compliance Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent accounting firm. Accordingly, the independent accounting firm reports directly to the Audit/Compliance Committee of the Company. It is the responsibility of the Audit/Compliance Committee to recommend the selection of the Company’s independent accountants, to approve the scope of the independent accountants’ audit, to review the reports of examination by the regulatory agencies, the independent accountants and the internal auditor, and to issue its report to the Board of Directors of the Company. The Audit/Compliance Committee met four times during 2003. A copy of the Audit Committee’s charter is attached as Appendix A to this Proxy Statement.

Other Standing Committees.

The Company has additional committees as follows:

Asset/Liability Funds Management Committee (“ALCO”). Directors serving on this committee are Kyle L. Miller and Robert E. Long. This committee has the primary responsibility of managing the Bank’s assets and liabilities, maintaining adequate liquidity and capital positions, and monitoring interest rate sensitivity within the loan and deposit portfolios. This committee met four times in 2003.

Electronic Data Processing (“EDP”). Directors serving on this committee are Harry F. Louderback and David N. Slye. This committee has the primary responsibility of monitoring the data processing functions of the Bank and making recommendations for system enhancements and computer upgrades. This committee met four times in 2003.

Investment Committee. Directors serving on this committee are Patricia G. Baker, E. Powell Markowitz, Mark N. Reed and Thomas R. Rosazza. This committee has the primary responsibility of managing the Company’s equity securities and investment portfolio. This committee met four times in 2003.

Strategic Planning Committee. Directors serving on this committee are Louis L. Bosley, Mark N. Reed and Thomas R. Rosazza. This committee meets as necessary outside the Board meetings to review and establish the long-term goals of the Company. There were no formal Strategic Planning committee meetings during 2003.

Nomination Procedures

The Company’s independent directors perform the functions of a nominating committee. The Board believes it does not need a separate nominating committee because a majority of the directors are independent and that shareholders are best served by having such directors participate in the selection of board nominees. In their capacity as the nominating committee, the independent members of the Board of Directors will accept for consideration shareholder nominations for directors if made in writing in accordance with the Company’s bylaws. The following is a summary of the shareholder nomination procedures contained in the Company’s bylaws and is qualified in its entirety by reference to the bylaws of the Company. Please see our bylaws for the specific procedures of the shareholder nomination process.

The Company’s bylaws state, in general, that for any nomination of a director to be properly brought before an annual meeting by a shareholder, the shareholder must provide timely notice of the nomination in writing to the Secretary of the Company. For a notice to be considered timely, the Secretary of the Company must have received the notice no less than 60 days nor more than 90 days before the first anniversary of the preceding year’s annual meeting. The notice must set forth as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

The Company does not have a charter or other formal policy with respect to the consideration of director nominees recommended by shareholders. The Company does not have any specific minimum qualifications that must be met by a nominee and does not distinguish between nominees recommended by Board members or by shareholders. Qualifications for consideration as a director nominee may vary according to the particular areas of expertise that may be desired in order to complement the qualifications that already exist among the Board. Among the factors that the directors consider when evaluating proposed nominees are their independence, financial literacy, business experience, character, judgment and strategic vision. Other considerations would be their knowledge of issues affecting the business, their leadership experience and their time available for meetings and consultation on Company matters. The independent directors seek a diverse group of candidates who possess the background skills and expertise to make a significant contribution to the Board, the Company and its shareholders.

The above procedures are in addition to the procedures regarding inclusion of stockholder proposals in proxy materials set forth in “Stockholder Proposals” in this Proxy Statement.

Corporate Governance

The Company has a Code of Ethics that applies to all directors, officers and employees, including the Company’s principal executive officer and principal accounting officer. The Code of Ethics is available upon request and can be obtained by contacting Judy L. Painter, Corporate Secretary and Senior Vice President, at 263 East Main Street, Stanley, Virginia 22851.

Directors’ Compensation

Non-employee directors of the Company received an annual retainer of $1,800 in 2003. In addition, directors of Pioneer Bank were paid a fee of $800 per month as a board member. Directors also received $150 for each Board committee meeting they attended in 2003. Director Louis L. Bosley served as Chairman of the Board during 2003. Mr. Bosley received chairman fees in 2003 of $750 per board meeting in addition to fees for his service as a director.

The Company has an annual cash bonus plan for its non-employee directors. This bonus plan is directly related to the Company’s consolidated earnings, and the payment of such bonus is contingent upon earnings goals, which are established on an annual basis. Each non-employee director received a cash bonus of $5,000 in 2003. No cash bonus was paid to non-employee directors in 2002.

In accordance with the 1998 Stock Incentive Plan, each of the eight non-employee directors of the Company were granted stock options in May 2003 for 100 shares of the Company’s common stock at $12.50 per share. This plan, which reserves a total of 14,000 shares of common stock of the Company, provides that each non-employee director is eligible to receive a stock option grant for 100 shares in May of each year during the term of the plan.

OWNERSHIP OF COMPANY COMMON STOCK

The following table sets forth, as of April 1, 2004, certain information with respect to the beneficial security ownership of Company’s common stock held by each director and nominee and by the directors and all executive officers as a group.

Director	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Patricia G. Baker	16,857	1.57%
Louis L. Bosley	22,850	2.13%
Robert E. Long	15,505	1.44%
Harry F. Louderback	17,710	1.65%
E. Powell Markowitz	1,430	*
Kyle L. Miller	10,130	*
Mark N. Reed	4,080	*
Thomas R. Rosazza	16,562	1.54%
David N. Slye	1,230	*
Executive officers who are not directors	5,347	*
All directors and executive officers as a group	111,701	10.40%

*	Less than 1%.

(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days. Shares of common stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.

Principal Stockholders

The only known beneficial owner of 5% or more of the outstanding common stock of the Company is the Company’s Employee Stock Ownership Plan (“ESOP”), which owns 65,018 shares, or 6.06%, of the Company’s outstanding common stock. Three members of the Board of Directors of the Company serve as trustees for the ESOP. The trustees serve as administrators for the exclusive benefit of the participants of the

ESOP. Employees have voting rights for the shares of common stock allocated to them by the ESOP. The shares are treated as outstanding stock and all dividends paid are re-allocated to the plan. As of April 1, 2004, all shares held in the ESOP have been allocated to the accounts of participating employees.

EXECUTIVE COMPENSATION

No officer receives compensation from the Company. All compensation is paid through the Bank. The following table presents compensation information on the President and Chief Executive Officer of the Company. No other executive officer of the Company earned over $100,000 in salary and bonus in 2003.

Summary Compensation Table

		Annual Compensation (1)
Name and Principal Position	Year	Salary	Bonus	All Other Compensation (2)
Thomas R. Rosazza	2003	$118,944	$40,000	$3,466
President and CEO	2002	94,882	30,000	2,946
	2001	93,275	45,000	2,567

(1)	Does not include certain perquisites and other personal benefits, the amounts of which are not shown because the aggregate amount of such compensation during the year did not exceed the lesser of $50,000 or 10% of total salary and bonus reported for such executive officer.

(2)	Represents contribution to the Bank’s 401(k) profit sharing plan for Mr. Rosazza.

Stock Option Information

The Company’s 1998 Stock Incentive Plan provides for the granting of stock options to executive officers and employees of the Company and its subsidiaries. No stock options have been granted to Mr. Rosazza under the plan.

Benefit Plans

Equity Compensation Plan Information. The Company’s 1998 Stock Incentive Plan was adopted by the Board of Directors on June 11, 1998 and approved by stockholders on June 11, 1999. The plan makes available up to 14,000 shares of common stock for awards to employees and to non-employee directors of the Company and its subsidiaries in the form of stock options.

Generally, the plan provides for grants of incentive stock options and non-qualified stock options. The exercise price of an option cannot be less than 100% of the fair market value of the common stock (or if greater, the book value) on the date of the grant. The option terms applicable to each grant are determined at the grant date, but no option can be exercisable in any event, after ten years from its grant date.

401(k) Plan. The Bank has a 401(k) Profit Sharing Plan covering full-time employees who have completed 90 days of service and are at least 21 years of age. Employees may contribute compensation subject to certain limits based on federal tax laws. The Bank makes discretionary matching contributions equal to 100 percent of an employee’s compensation contributed to the plan up to 3 percent of the employee’s compensation. Additional amounts may be contributed, at the option of the Bank’s Board of Directors. Employer contributions vest to the employee over a six-year period, and employees become 100% vested in his/her seventh year of full-time employment. For the years ended December 31, 2003 and 2002, total expense attributable to this plan amounted to $31,351 and $25,192, respectively.

Employee Stock Ownership Plan (ESOP). The Company’s ESOP is a non-contributory plan supported by contributions made at the discretion of the Company’s Board of Directors. The ESOP has been frozen to new participants, and no annual contributions are currently being funded to this plan. The ESOP is a stock plan qualified under Section 401(a) of the Internal Revenue Code and an employee ownership plan under Section 4975(E)(7) of the Internal Revenue Code. The following three directors serve as Trustees for the ESOP: David N. Slye, Harry F. Louderback, and E. Powell Markowitz. Trustees serve as administrators for the exclusive benefit of the participants of the ESOP. Employees have voting rights for the shares of common stock allocated to them by the ESOP. The total number of shares in the ESOP at December 31, 2003 was 65,018. The shares are treated as outstanding stock and all dividends paid are re-allocated to the plan.

REPORT OF THE AUDIT/COMPLIANCE COMMITTEE

The Audit/Compliance Committee of Pioneer Bankshares, Inc. has the responsibility, under delegated authority from the Board of Directors, for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit/Compliance Committee is elected by the Board of Directors of the Company. All members are independent of management. In addition, the Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A hereto. While management has the primary responsibility for the quality and integrity of the Company’s financial statements and reporting processes, the Audit/Compliance Committee provides assistance to management in fulfilling this responsibility, as necessary. In fulfilling its oversight responsibilities, the Audit/Compliance Committee reviewed the audited financial statements for the Annual Report with management and the independent auditors, and discussed the quality and acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosure in the financial statements.

In addition, the committee obtained from the independent auditors a formal written statement discussing any disclosed relationship or service which may impact the objectivity and independence of the independent auditors, as required by Independence Standards Board Standard No. 1 “Independence Discussions with Audit Committees.” The committee also discussed with the independent auditors all communications required by generally accepted auditing standards, including Statement on Auditing Standards No. 61, “Communication with Audit Committees.”

The Audit/Compliance Committee also monitored the internal audit functions of the Company including the independence and authority of its reporting obligation, the proposed audit plan for the coming year, and the adequacy of management response to internal audit findings and recommendations.

In reliance on the reviews and discussions referred to above, the Audit/Compliance Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Company’s Audit Committee has also recommended the selection of the Company’s independent auditors.

Audit/Compliance Committee

E. Powell Markowitz, Chair

Patricia G. Baker

Harry F. Louderback.

ACCOUNTING FIRM FEES

Yount, Hyde and Barbour, P.C. audited the financial statements included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2003, and reviewed the Company’s compliance with their formal review of internal controls required by federal banking law. The Company’s financial statements for the year ended December 31, 2002, were audited by S.B. Hoover & Company, L.L.P.

The following table presents aggregate fees paid or to be paid by the Company for professional services rendered by the Yount, Hyde and Barbour, P.C. for the audit of the Company’s annual financial statements for fiscal 2003 and paid to S.B. Hoover & Company, L.L.P. for fiscal 2002. This table also includes fees billed for audit-related services, tax services and all other services rendered by the respective audit firms during fiscal years 2003 and 2002.

	Fiscal 2003	Percent of Fees	Fiscal 2002	Percent of Fees
Audit Fees	$32,500	41.99%	$31,000	39.69%
Audit-related Fees	42,400	54.78%	32,613	41.76%
Tax Fees	2,500	3.23%	1,500	1.92%
All Other Fees	—	—	12,989	16.63%

	$77,400	100.00%	$78,102	100.00%

All non-audit services provided by the above named audit firms were approved by the Audit/Compliance Committee, which concluded that the provision of such services is compatible with maintaining the firms’ independence. The fees listed above as audit-related fees include the fees to perform agreed upon procedures related to (1) the Federal Home Loan Bank of Atlanta collateral verification, (2) internal loan review, and (3) professional services relating to ESOP. The fees listed above as tax fees are for the preparation of the annual consolidated federal and state income tax returns.

The Audit/Compliance Committee pre-approves all audit, audit related, and tax services on an annual basis, and in addition, authorizes individual engagements that exceed pre-established thresholds. Any additional engagement that falls below the pre-established thresholds must be reported by management at the Audit Committee meeting immediately following the initiation of such an engagement.

ACCOUNTING FIRM INFORMATION

On November 13, 2003, the Board of Directors of the Company voted to engage the accounting firm of Yount, Hyde & Barbour, P.C. as the independent public accountant to audit the Company’s financial statements for the fiscal year ending December 31, 2003, to replace the firm of S.B. Hoover & Company, L.L.P., the independent public accountant engaged to audit the Company’s financial statements as of December 31, 2002 and December 31, 2001, and for each of the years in the two year period ended December 31, 2002.

The Company conducted a selection process to select the independent public accountant to audit the Company’s fiscal year ending December 31, 2003. The Company’s Audit Committee, after reviewing the proposals of several firms, selected Yount, Hyde & Barbour, P.C., which the Company’s Board of Directors approved.

In connection with the audit of the two fiscal years ending December 31, 2002 and the subsequent interim period preceding the engagement of Yount, Hyde & Barbour, P.C., there were no disagreements with S.B. Hoover & Company, L.L.P., on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

S.B. Hoover & Company, L.L.P. did not resign or decline to stand for re-election. Upon selection of Yount, Hyde & Barbour, P.C., the Company dismissed S.B. Hoover & Company, L.L.P. with respect to the Company’s consolidated financial statements for periods beginning with fiscal year ending December 31, 2003 and thereafter. S.B. Hoover & Company, L.L.P.’s report on the consolidated financial statements as of December 31, 2002 and 2001, and for each of the years in the two year period ended December 31, 2002, contained no adverse opinion or disclaimer of opinion and was qualified as to uncertainty, audit scope or accounting principles.

INTEREST OF DIRECTORS AND OFFICERS IN CERTAIN TRANSACTIONS

Some of the Company’s directors, executive officers, and members of their immediate families, and corporations, partnerships and other entities, of which such persons are officers, directors, partners, trustees, executors or beneficiaries, are customers of the Bank. As of December 31, 2003, total borrowings by executive officers, directors, their immediate families, and affiliated companies and other entities was approximately $821,000. All loans and loan commitments to them were made in the ordinary course of business, upon substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present other unfavorable features. It is the policy of the Bank to provide loans to officers who are not executive officers and to employees at more favorable rates than those prevailing at the time for comparable transactions with other persons. These loans do not involve more than the normal risk of collectibility or present other unfavorable features.

The law firm of Reed & Reed, P.C. serves as legal counsel to the Company and the Bank. Director Mark N. Reed, is a senior partner in this firm. Total fees paid to the firm of Reed & Reed, P.C. from the Company and Bank were approximately $41,000 for fiscal year 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, directors and executive officers of the Company are required to file reports with the Securities and Exchange Commission indicating their holdings of and transactions in Company common stock. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, insiders of the Company complied with all filing requirements during 2003.

OTHER MATTERS

Management knows of no other business to be brought before the Annual Meeting. Should any other business properly be presented for action at the meeting, the shares represented by the enclosed proxy shall be voted by the persons named therein in accordance with their best judgment and in the best interests of the Company.

STOCKHOLDER PROPOSALS

To be considered for inclusion in the Company’s proxy materials relating to the 2005 Annual Meeting of Stockholders pursuant to applicable Securities and Exchange Commission rules, the Secretary of the Company must receive stockholder proposals no later than December 13, 2004. Stockholder proposals should be addressed to Pioneer Bankshares, Inc, c/o Judy L. Painter, Corporate Secretary and Senior Vice President, at 263 East Main Street, P.O. Box 10, Stanley, Virginia 22851.

The 2005 Annual Meeting of Stockholders is tentatively scheduled for Thursday, May 12, 2005.

STOCKHOLDER COMMUNICATIONS

Pioneer Bankshares, Inc. has a process whereby stockholders can contact the Company’s directorship. A stockholder or other party interested in communicating directly with a director of the Company or the entire Board may do so by writing to that director or the Board, c/o Judy L. Painter, Corporate Secretary and Senior Vice President, at 263 East Main Street, P.O. Box 10, Stanley, Virginia 22851.

ANNUAL REPORT ON FORM 10-KSB

A copy of the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2003, excluding exhibits, as filed with the Securities and Exchange Commission can be obtained without charge by writing to Pioneer Bankshares, Inc., Attn: Thomas R. Rosazza, President and Chief Executive Officer, at 263 East Main Street, P.O. Box 10, Stanley, Virginia 22851. This information may also be accessed, without charge, by visiting the Securities and Exchange Commission’s Electronic Data Gathering and Retrieval Service (“EDGAR”) website at www.sec.gov.

Appendix A

AUDIT/COMPLIANCE COMMITTEE CHARTER

PIONEER BANKSHARES, INC.

I.	Purpose

The primary function of the Audit/Compliance Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit/Compliance Committee should encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures, and practices at all levels. The Audit/Compliance Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system.

•	Review and appraise the audit efforts of the Corporation’s independent accountants and internal auditing department.

•	Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

The Audit/Compliance Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this charter.

II.	Composition

The Audit/Compliance Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an “independent director”, as defined under Nasdaq rules, and free from any relationship that, in the opinion of the Board, would interfere with the exercise if his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.	Meetings

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation’s financials (consistent with IV.4 below).

IV.	Responsibilities

To fulfill its responsibilities and duties the Audit/Compliance Committee shall:

Documents/ Reports Review

1.	Review and update this Charter at least annually, as conditions dictate.

2.	Review the organization’s annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3.	Review the regular internal reports to management prepared by the internal auditing department and management’s response.

4.	Review with financial management and the independent accountants Forms 10-QSB and Forms 10-KSB prior to their filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

5.	Select and engage the independent accountants of the Company, considering independence and effectiveness of such firm, and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants’ independence.

6.	Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7.	Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization’s financial statements.

Financial Reporting Processes

8.	In consultation with the independent accountants and the internal auditors, review the integrity of the organization’s financial reporting processes, both internal and external.

9.	Consider the independent accountant’s judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

10.	Consider and approve, if appropriate, major changes to the Corporation’s auditing and accounting principles, and practices as suggested by the independent accounts, management, or the internal auditing department.

Process Improvement

11.	Establish regular and separate systems of reporting to the Audit/Compliance Committee by each of management, the independent accountants, and the internal auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

12.	Following completion of the annual audit, review separately with each of management, the independent accountants, and the internal audit department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13.	Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

14.	Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices as approved by the Audit/Compliance Committee, have been implemented. (This review should be conducted at an appropriate of time subsequent to implementation of changes or improvements, as decided by the committee.)

Ethical and Legal Compliance

15.	Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

16.	Review management’s monitoring of the Corporation’s compliance with the organization’s Ethical Code, and ensure that management has the proper review system in place to ensure that the Corporation’s financial statements, reports and other financial information disseminated to governmental organizations meet the requirements governing publicly traded companies.

17.	Review activities, organizational structure, and qualifications of the internal audit department.

18.	Review, with the organization’s counsel, legal compliance matters including corporate securities trading policies.

19.	Review, with the organization’s counsel, any legal matter that could have a significant impact on the organization’s financial statements.

20.	Perform any other activities consistent with this Charter, the Corporation’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

REVOCABLE PROXY

PIONEER BANKSHARES, INC.

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE PROXY FOR ANNUAL MEETING MAY 13, 2004	1. ELECTION OF DIRECTORS: With- For All The election of directors for terms expiring in 2007 (except as marked to the contrary below): Thomas R. Rosazza, Harry F. Louderback, David N. Slye	For hold Except ☐ ☐ ☐

The undersigned hereby appoints Kyle L. Miller and Mark N. Reed or either of them as the undersigned’s attorney with full power of substitution, to vote all the capital stock of Pioneer Bankshares, Inc. standing in his/her name on its books on April 1, 2004 at the Annual Meeting of Shareholders to be held at Pioneer Bank, Stanley, Virginia, at 10:00 a.m. on May 13, 2004 as designated below and upon all other matters which may properly be brought before such meeting or any adjournment thereof, with full power of substitution and all powers the undersigned would possess if personally present, as follows:

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL NOMINEES LISTED ABOVE.

Any other business which may properly be brought before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 ABOVE. IF ANY OTHER MATTER SHALL BE BROUGHT BEFORE THE MEETING, THE SHARES WILL BE VOTED IN THE DISCRETION OF THE HOLDERS OF THE PROXY.

Please complete, date and sign the proxy and return it in the enclosed postage-paid envelope. The proxy must be signed exactly as the name(s) appear on the label affixed to this proxy. If signing as a trustee, executor, etc., please so indicate. Please return as soon as possible.

Date
Please be sure to sign and date

Stockholder sign above Co-holder (if any) sign above

Detach above card, sign, date and mail in postage-paid envelope provided.

PIONEER BANKSHARES, INC.

(Parent Company of Pioneer Bank, Stanley, Virginia)

PLEASE ACT PROMPTLY

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